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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21873

AMERICAN VANTAGE COMPANIES

(Exact name of registrant as specified in charter)

5115 S. DURANGO DRIVE, LAS VEGAS, NV	89113-0189
(Address of principal executive offices)	(Zip code)

JAY H. BROWN, 520 S. FOURTH ST., LAS VEGAS, NV 89101
(Name and address of agent for service)

Registrant’s telephone number, including area code: (702) 227-9800

Date of fiscal year end: DECEMBER 31, 2008

Date of reporting period: JUNE 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

SEMI-ANNUAL REPORT

TO STOCKHOLDERS

JUNE 30, 2008

PRESIDENT’S LETTER

To Our American Vantage Companies’ Stockholders:

As initially reported in our December 31, 2007 Annual Report to Stockholders, we are continuing a progressive momentum in many areas. Our Brownstone subsidiary’s casino gaming projects have moved forward nicely. As the Development Partner for the Big Sandy Rancheria Band of Western Mono Indians (the “Tribe” or “Big Sandy”), we have been actively involved in several pre-development activities including: (i) the Environmental Impact Study on the gaming and hotel land tract; (ii) the Tribe’s proposed Gaming Compact Amendment with the State of California; and (iii) other casino “look and feel” design activities.

For our Carson Valley, Nevada GoldTown project, at public meetings held on January 3, 2008 and February 5, 2008, the Douglas County Board of Commissioners approved project Phases I and II in their entirety, including a building height variance, amendment to the existing special use permit, zoning map amendments, relocation of the gaming district overlay and tourist commercial zoning district, and a reclassification of the remaining project site to ‘general commercial’. We recently completed the necessary FEMA report to initiate pre-development engineering activities and are progressing with a number of sources to finalize the GoldTown project financing.

We have dedicated 2008 as a year of “reorganization and positioning” for our September 2007 acquisition, the national executive recruiting and temporary placement firm of Candidates on Demand Group, Inc. (“CODGI”). To lead that short-term effort, planned external merger and acquisitions growth as well as on-going operations, during June 2008 we hired two experienced senior executives to lead CODGI, Paul J. Buoniuto as Chief Executive Officer and Joseph Flynn, CPA as Vice-President of Finance.

Prior to assuming the CEO position at CODGI, Paul was the Practice Lead for CDI, Corp. (NYSE:CDI), a $1.18 billion engineering and information technology recruitment firm. At CDI, Inc., Paul was responsible for day-to-day management of a recruitment team of 40+ individuals and expansion efforts in Asia Pacific and Japan. For twelve years, Paul also served in various roles including Vice-President, Global Relationship Management and National Recruiting Director for the publicly-traded company, CA, Inc. (NASDAQ:CA).

Joseph previously served as the Controller for one of the largest national law firms. He began his professional career in auditing and tax work for public and private companies in a variety of industries. However, an entrepreneurial spirit drew him into the private sector where he acquired an in-depth knowledge of business organizations and their operations.

Since joining CODGI, Paul and Joseph have already made significant improvements. They have trimmed the staff and number of offices, upgraded certain key technologies, enhanced banking relationships, realigned the accounting department, and prepared a business plan for growth through merger and acquisition activity. They have also allocated internal resources to pursue opportunities in the gaming placement and temporary services markets.

I am pleased to announce that the approximately $2.5 million remodeling and refurbishing of the Border Grill Las Vegas restaurant is complete (located on the Las Vegas “Strip” in Mandalay Bay Resort and Casino). This project, which began in April 2008 celebrated its “Grand Reopening” during the Labor Day weekend and is expected to improve on its already proven historical success. Although there are many changes, the remodeling and refurbishing primarily expanded the first level of the Border Grill to include more tables in the bar and lounge, the patio and the dining areas. Please stop by and see the changes.

During October 2007, the Company’s lease terminated on our corporate office. With the current Las Vegas commercial real estate market firmly on the side of the buyer, for the first time in the Company’s history, we decided to purchase a new office building. On January 2, 2008, the Company acquired a 4,045 sq. ft. building shell and began the build-out. During July 2008, we moved into our new corporate office building.

During early 2008, we also launched our new website (www.americanvantage.com) to disperse corporate news and historical information about the Company. And recently, we retained Network 1 as its financial advisor to assist the Company in achieving its corporate goals.

Finally, we believe that the Company is now in a position to take the appropriate steps to deregister as an investment company and reestablish itself as a traditional operating company that files reports under the Securities Exchange Act of 1934, as amended. Meanwhile, we will continue to grow our businesses both organically and through merger and acquisition activity. In order to keep you informed, we will continue to report news of such growth through traditional media sources as well as on our corporate website.

As always, we thank you for your continued interest and support of American Vantage Companies. We look forward to a continuing exciting year.

Sincerely,

/s/ Ronald J. Tassinari
Ronald J. Tassinari
Chairman, President and Chief Executive Officer
September 12, 2008

Item 1. Reports to Stockholders.

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2008

Assets
Investments in securities	$11,351,000
Cash	408,000
Receivable from investee	892,000
Other receivables	1,956,000
Other	3,144,000

17,751,000

Liabilities
Accounts payable	670,000
Accrued liabilities and other payables	883,000
Notes payable	2,095,000

3,648,000

Net assets	$14,103,000

Analysis of net assets:

Net capital on shares of common stock, $.01 par value; 100,000,000 shares authorized; 6,729,107 shares issued and outstanding	$8,617,000
Retained earnings	5,486,000

Net assets (equivalent to $2.10 per share)	$14,103,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited)

	Name of unaffiliated user	Title of issue	Industry/ Ticker/ CUSIP	Number of Shares	Value at June 30, 2008	Percentage of investments at June 30, 2008

Common stock:	Candidates on Demand	Common stock	Recruitment/	100	$6,400,000	56.5%
	Group, Inc.		Temp. placement

	Genius Products, Inc.	Common stock	GNPI.OB	525,000	89,000	0.8%

					6,489,000	57.3%

Preferred stock:	Federal Premier Municipal
	Income Fund--Moodys: AAA	Series A	31423M204	14	350,000	3.1%

	Paine Webber Premium
	Municipal Income--Moodys:
	AAA; S&P: AAA	Series B	69574F305	15	750,000	6.6%

					1,100,000	9.7%

Warrants:
	Genius Products, Inc.	$2.56 Warrants	GNPI.OB	250,000	10,000	0.1%
	Genius Products, Inc.	$2.78 Warrants	GNPI.OB	700,000	28,000	0.2%

					38,000	0.3%

Other:
	Border Grill Las Vegas, LLC	Member shares	Restaurant		3,724,000	32.7%

					$11,351,000	100.0%

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2008

Investment income
Interest	$45,000
Dividend	19,000
Other	17,000

81,000

Expenses
Salaries and other compensation	390,000
Accounting and auditing fees	211,000
Consulting fees	98,000
Directors fees	40,000
Legal fees	85,000
Rent	100,000
Interest	75,000
Other	153,000

1,152,000

Net investment loss	(1,071,000)

Net realized gain (loss) from:
Equity securities of Candidates on Demand Group, Inc.	-
Equity securities of Genius Products, Inc.	-
Investment in Border Grill Las Vegas, LLC	319,000

319,000

Net unrealized appreciation (depreciation) from:
Equity securities of Candidates on Demand Group, Inc.	-
Equity securities of Genius Products, Inc.	(1,785,000)
Investment in Border Grill Las Vegas, LLC	-

(1,785,000)

Net realized gain and unrealized depreciation from investments	(1,466,000)

Net decrease in net assets resulting from operations	$(2,537,000)

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2008	Year ended December 31, 2007

Increase in net assets from operations:
Operations:
Net investment loss	$(1,071,000)	$(668,000)
Net realized gain from investments	319,000	170,000
Net (decrease) increase in unrealized appreciation on investments	(1,785,000)	1,814,000

Net (decrease) increase in net assets resulting from operations	(2,537,000)	1,316,000

Capital share transactions:

Shares issued for investment in Candidates on Demand Group, Inc.	-	1,800,000
Contribution from cancellation of liabilities	-	706,000
Stock option compensation	15,000	80,000

Total increase	(2,522,000)	3,902,000

Net assets at beginning of period	16,625,000	12,723,000

Net assets at end of period	$14,103,000	$16,625,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)

Six Months Ended June 30, 2008

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(2,537,000)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net unrealized depreciation on investment in Genius common stock	856,000
Net unrealized depreciation on investment in Genius warrants	929,000
Depreciation and amortization	3,000
Stock-based compensation	15,000
Increase in receivable from investee	(82,000)
Increase in other receivables	(145,000)
Decrease in other assets	106,000
Increase in accounts payable, accrued liabilities and other payables	(2,000)
Fixed asset purchases	(1,553,000)

Net cash used in operating activities	(2,410,000)

Cash flows from financing activities:
Redemption of standby letter of credit	100,000
Proceeds from issuance of debt	1,682,000

Net cash provided by financing activities	1,782,000

Cash flows from investing activities:
Predevelopment costs for the GoldTown Hotel and Casino Resort	(106,000)

Net cash used in investing activities	(106,000)

Net decrease in cash	(734,000)
Cash, at beginning of period	1,142,000

Cash, at end of period	$408,000

Supplemental disclosure of cash flow information:
Cash received from interest and dividend income	$18,000
Cash paid for interest expense	$68,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 1 - Nature of operations and summary of significant accounting policies

SEC filing status and related accounting change.

Effective March 21, 2006, American Vantage Companies (with its controlled subsidiaries, collectively, “AVCS” or the “Company) registered under the Investment Company Act of 1940, as amended (the “Act”) as a non-diversified closed-end management investment company. Prior to March 21, 2006, the Company was registered and reported under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As a result of its registration with the Securities and Exchange Commission (the “SEC”) as a non-diversified closed-end management investment company under the Act, effective March 21, 2006, the Company changed its accounting to carry its investments in non-traded investees at estimated fair values and otherwise report utilizing specialized accounting principles applicable to registered investment companies.

Until March 20, 2006, the Company recorded its equity interest in the Border Grill Las Vegas, LLC (the “Border Grill”) using the equity method of accounting (based on the Company’s 49% equity interest in Border Grill’s net assets and the terms of the Border Grill operating agreement).

Interim financial information.

The financial information as of and for June 30, 2008 is unaudited but includes all adjustments (consisting only of normal recurring adjustments) that the Company considers necessary for a fair presentation of the financial position of the Company as of such dates and the operating results and cash flows of the Company for the period. Certain information and disclosures normally included in annual financial statements have been condensed or omitted as permitted by the SEC. However, the Company believes the disclosures made are adequate for a fair presentation to ensure that the interim period financial statements are not misleading.

The Company's results of operations for the interim period are not necessarily indicative of the results of operations to be expected for the entire year. These consolidated interim financial statements should be read in conjunction with the audited consolidated financial statements (and notes thereto) of the Company for the year ended December 31, 2007, which are included in the Company's Form N-CSR.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company's Form N-Q is available on the Company’s web site at www.americanvantage.com and the SEC's web site at www.sec.gov, and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1.800.SEC.0330.

Nature of business and business activities.

American Vantage Companies

As of June 30, 2008, AVCS reports primarily consolidated operations for its subsidiary company, a Tribal gaming consulting company (see below “Brownstone, LLC” discussion) and a non-Tribal gaming company (see below “Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC” discussion).

As of June 30, 2008, the Company also holds unconsolidated investments in a national recruitment and temporary placement services company (see below “Candidates on Demand Group, Inc.” discussion) and a Las Vegas “Strip” property restaurant (see below “Border Grill Las Vegas Restaurant” discussion).

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Brownstone, LLC

As of June 30, 2008, the Company’s wholly-owned subsidiary, American Vantage Brownstone, LLC (“AVCS-Brownstone”), holds a 100% interest in Brownstone, LLC, a Nevada limited liability company. On March 25, 2007, Brownstone, LLC, entered into a development and structuring fee arrangement (the “Big Sandy Development Agreement”) with the Big Sandy Rancheria Band of Western Mono Indians (the “Tribe”) and the Big Sandy Entertainment Authority. The Big Sandy Development Agreement provides for (i) a development fee equal to a percentage of the aggregate costs for developing, constructing, equipping and opening of a hotel and casino resort; and, (ii) a structuring fee on the gross amount of the initial, interim and permanent financings currently anticipated to aggregate approximately $450,000,000. The Tribe’s hotel and casino resort project is currently planned in Friant near Fresno, California.

Brownstone, LLC is developing this project with Robert F. Gross, Chief Executive Officer of RFG Gaming and Hospitality, LLC (“Mr. Gross”). During 2007 and for the six months ended June 30, 2008, Mr. Gross provided chief executive officer services to Brownstone, LLC and received monthly consulting fees of $15,000 for such services. The Company and Mr. Gross are in contract negotiations to share in the equity membership of Brownstone, LLC’s reported net profits or losses (currently anticipated at a total percentage of 40% to Mr. Gross subject to other potential adjustments). However, no assurance can be given that the contract negotiations will be finalized based on the currently anticipated terms, on terms advantageous to the Company, or at all.

 Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC

As of June 30, 2008, AVCS-Brownstone holds a 100% interest in Brownstone GoldTown, LLC, a Nevada limited liability company. During 2007, Brownstone GoldTown, LLC formed Brownstone GoldTown CV, LLC, a Nevada limited liability corporation that will construct, own and operate a hotel and casino project (“GoldTown Hotel and Casino Resort”) to be located in Douglas County (within minutes of Nevada‟s capital, Carson City).

During 2007, Brownstone GoldTown CV, LLC was in the predevelopment phase for the GoldTown Hotel and Casino Resort including the review of permanent financing proposals. Phase I of the GoldTown Hotel and Casino Resort is currently planned to include up to 300 hotel rooms and suites, approximately 95,000 square feet of casino space, up to 2,500 slot and video poker machines, up to 30 table games, a Bingo parlor, restaurants, etc. Phase II is currently planned to include up to 200 additional rooms, a special events center and parking structure.

At public meetings held on January 3, 2008 and February 5, 2008, the Douglas County Board of Commissioners approved Phases I and II in their entirety, including a building height variance, amendment to the existing special use permit, zoning map amendments, relocation of the gaming district overlay and tourist commercial zoning district, and reclassification of the remaining project site to ‘general commercial’.

Brownstone GoldTown, LLC is developing this project with Mr. Gross. For Mr. Gross’s project concept, predevelopment and management services, the Company is currently negotiating an equity interest in Brownstone GoldTown, LLC. To-date, the Company and Mr. Gross anticipate that, subject to certain to-be-negotiated contractual adjustments to Brownstone GoldTown, LLC’s reported net profits or losses, Mr. Gross will receive a 49% total equity membership interest in Brownstone GoldTown, LLC. However, no assurance can be given that the contract negotiations will be finalized based on the currently anticipated terms, on terms advantageous to the Company, or at all.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Candidates on Demand Group, Inc.

Pursuant to the September 14, 2007 Agreement and Plan of Merger (the “CODGI Merger Agreement”) between the Company, the Company’s wholly-owned unconsolidated subsidiary, COD Acquisition Corporation, Candidates on Demand Group, Inc., (“CODGI”) and Michael C. Woloshin, founder and sole shareholder of CODGI, the Company acquired all of the outstanding common stock of CODGI. COD Acquisition Corporation was renamed Candidates on Demand Group, Inc. (with its controlled subsidiaries, COD Consulting Services, Inc., DealSplit, Inc. and Candidate Report Card Group, Inc., collectively, “COD”) and began operating as of September 15, 2007. As required by the Act, the Company carries its investment in COD at its estimated fair value.

COD is a national recruitment and temporary placement firm headquartered in New York City with regional offices primarily located on the East coast of the United States. COD’s extended customer base includes Fortune 500 companies with operations in the IT, legal, accounting, financing and engineering disciplines.

At closing, in consideration of the acquisition of COD:

▪	The Company paid $500,000 in cash;

▪	The Company issued 500,000 shares of the Company’s common stock valued at $1.80 per share, based on the closing price of Company common stock on September 14, 2007;

▪	The Company guaranteed and delivered a subordinated promissory note in the amount of $1,500,000.

▪	The Company placed into escrow a total of 500,000 shares of the Company’s common stock. (the “Escrowed Shares”)

Pursuant to the CODGI Merger Agreement, the Escrowed Shares are to secure Mr. Woloshin’s obligation to satisfy a potential shortfall to the Company in the event COD does not meet the 2007 audited pretax income statement benchmark of $1,083,000 for the period May 1, 2007 through May 31, 2008 (the “2007 Pretax Benchmark”). In the event the 2007 Pretax Benchmark shortfall exceeds the value of the Escrowed Shares (as defined in the CODGI Merger Agreement), at the Company’s discretion Mr. Woloshin would be required to forfeit cash, reduce the subordinated promissory note and/or deliver back to the Company up to 250,000 of the shares issued directly to Mr. Woloshin at closing.

In the event COD operating results equal or exceed the 2007 Pretax Benchmark, the Company shall pay an additional $250,000 to Mr. Woloshin.

The COD Merger Agreement also provides for additional contingent merger consideration to Mr. Woloshin of up to 2,000,000 shares of the Company’s common stock (the “Contingent Common Stock”) and delivery of a second promissory note by COD Acquisition Corporation (the “Contingent Promissory Note”) in the amount of $1,500,000. The Contingent Common Stock and Contingent Promissory Note are based upon COD attaining certain 2008 and 2009 pretax income benchmarks ranging from $2,000,000 to $4,000,000.

Mr. Woloshin and the Company also entered into a seven-year voting agreement, dated as of September 14, 2007.

Effective March 10, 2008, an Amendment to Agreement and Plan of Merger (the “Amendment”) was executed between the Company, COD Acquisition Corporation and Mr. Woloshin. The Amendment provides for the following changes to the CODGI Merger Agreement:

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

▪	The Escrowed Shares were reduced from a total of 500,000 to 400,000 shares of the Company’s common stock (the “Amended Escrowed Shares”).

▪	The Contingent Common Stock was reduced from up to 2,000,000 to 1,600,000 shares of the Company’s common stock (the “Amended Contingent Common Stock”).

▪	The Contingent Promissory Note was reduced from $1,500,000 to $1,200,000 (the “Amended Contingent Promissory Note”).

▪	The 2007 Pretax Benchmark was reduced from $1,083,000 to $533,000 for the period of May 1, 2007 through December 31, 2007 (the “Amended 2007 Pretax Benchmark”).

▪	In the event COD operating results equal or exceed the 2007 Pretax Benchmark, the Company’s obligation to pay an additional $250,000 has been reduced to $200,000.

▪	The timing of the pretax income benchmarks for calendar years 2008 and 2009 was amended to calendar years 2009 and 2010.

▪
Subject to regulatory compliance, the seven-year voting agreement was extended to fifteen years beginning September 14, 2007 or a longer period as mutually agreed by the parties or as mandated by any regulatory agency or authority.

The contingent issuance of the Amended Escrowed Shares, Amended Contingent Common Stock, Amended Contingent Promissory Note and/or payment of cash as contingent consideration based on earnings, is subject to audits of the consolidated COD financial position and results of operations and cash flows for each respective period. The Company’s Audit Committee of the Board of Directors is responsible for engaging and pre-approving all audit and permissible non-audit services for the Company and COD. During 2008, the Company’s Audit Committee of the Board of Directors engaged the New York City and Long Island-based independent accounting firm of Holtz Rubenstein Reminick LLP to perform the audits for the Amended 2007 Pretax Benchmark period and the stub period of September 15, 2007 through December 31, 2007. As of the date of this Semi-Annual Report to Stockholders, the audits have not yet been completed. However, since management is of the opinion that not achieving the Amended 2007 Pretax Benchmark is more likely than not, no liability has been recorded for the $200,000 in additional contingent consideration.

Border Grill Las Vegas Restaurant

In November 1998, Vantage Bay Group, Inc. (“Vantage Bay”) a wholly-owned subsidiary of the Company, together with TT&T, LLC (“TT&T”), a nonaffiliated Nevada limited liability company, organized the Border Grill as a Nevada limited liability company. At June 30, 2008, Vantage Bay and TT&T hold 49% and 51% equity interests, respectively, in Border Grill. Border Grill owns and operates the Border Grill Las Vegas Restaurant at the Mandalay Bay Hotel and Casino (owned by MGM/Mirage) in Las Vegas, Nevada. As required by the Act, the Company carries its investment in the Border Grill at its estimated fair value.

Principles of consolidation.

The consolidated financial statements include the accounts of American Vantage Companies and the wholly-owned or majority-owned subsidiaries that are collectively registered under the Act. These subsidiaries primarily include Vantage Bay Group, Inc., American Vantage Brownstone, LLC, Brownstone, LLC, Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC. All significant intercompany accounts and transactions have been eliminated.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

The Company also holds a less than 5% investment in an unconsolidated subsidiary, Games Media, LLC a company that promotes gaming tours. Through March 20, 2006, the Company excluded the accounts of Games Media using the cost method of accounting based on the Company’s less than 5% equity interest in the net assets of Games Media. At December 31, 2006, the Company estimated that the fair value of this investment was zero.

The Company excludes the accounts of COD, Border Grill and Games Media in reporting its consolidated financial statements. As required by the Act, the Company carries its investments in COD, Border Grill and Games at their estimated fair values, and otherwise reports utilizing specialized accounting principles applicable to registered investment companies.

Use of estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures, which estimates may require revision in future periods. Actual results could differ from those estimates.

Investments in securities.

General

As discussed previously, due to the Company’s March 21, 2006 registration with the SEC as a non-diversified closed-end management investment company under the Act, the Company changed its accounting to carry its investments at estimated fair values.

The Company does not hold or issue derivatives, derivative commodity instruments or other similar financial instruments for trading purposes.

Common stock and warrants

The value of $6,400,000 reported in the consolidated schedule of investments for the common stock of COD is based on a fair value appraisal performed by an independent investment banking firm during early 2008.

At June 30, 2008, the Company held 525,000 shares of Genius Products, Inc. (“Genius” or “GNPI”) common stock received as partial consideration for the March 21, 2005 sale of a majority of the Company’s entertainment media assets and operations. Of the total March 21, 2005 sales consideration for the entertainment media assets and operations, at June 30, 2008 the Company also holds 250,000 GNPI warrants exercisable at $2.56 (the “$2.56 Warrants”) and 700,000 warrants exercisable at $2.78 (the “$2.78 Warrants”).

On May 31, 2007 the Company was served with a Complaint filed by Genius for estimated damages and equitable relief totaling no less than $2,400,000 exclusive of prejudgment interest, costs and reasonable attorneys’ fees. Genius asserted that the Company made certain misrepresentations in connection with a March 21, 2005 Agreement and Plan of Merger (the “Merger Agreement”) to which the Company and Genius are parties. These claims were the subject of a Notice from counsel for Genius on May 25, 2006.

Effective February 29, 2008, the Company and Genius agreed to a settlement of the Complaint and mutual releases primarily on the following terms:

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

▪
Prior to the settlement, a total of 600,000 shares of Genius common stock comprising a portion of the consideration received by the Company in the sale of the entertainment media assets were held in escrow. The settlement provided for the release of 450,000 shares of the Genius common stock to the Company and 150,000 shares of the Genius common stock to Genius.

▪	Genius will indemnify and hold AVCS harmless from all future claims that may arise from certain liabilities or obligations incurred by the entertainment media assets sold to Genius on March 21, 2005.

▪	Genius released to the Company 75,000 shares of Genius common stock.

▪
A portion of the consideration received from the sale of the entertainment media assets to Genius included five-year warrants to purchase additional shares of Genius common stock. At February 29, 2008 and June 30, 2008, the Company held 250,000 $2.56 Warrants and 700,000 $2.78 Warrants. The settlement terms for the Complaint extended the expiration dates of the $2.56 Warrants and $2.78 Warrants from March 2, 2010 to September 2, 2012.

For the year ended December 31, 2007, in conjunction with the release to Genius of the 150,000 shares of GNPI common stock, the Company recorded a loss of $408,000 which was recognized in the Company’s consolidated statement of operations as net realized gain (loss) from equity securities of Genius Products, Inc. The Company also recorded unrealized appreciation of $162,000 as a result of extending the exercise term for the $2.56 Warrants and $2.78 Warrants.

For the six months ended June 30, 2008, gains or losses from fluctuations in fair value for investments in common stock and warrants are recognized as net unrealized depreciation in the Company’s consolidated statement of operations. For the six months ended June 30, 2008, the Company recorded a net unrealized appreciation (depreciation) on investments in the COD common stock and GNPI common stock and warrants of $(856,000) and $(929,000), respectively.

In accordance with Emerging Issues Task Force Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments and SEC Staff Accounting Bulletin Topic 5-M, Miscellaneous Accounting - Other Than Temporary Impairment of Certain Investments in Debt and Equity Securities, the Company assesses whether an other-than-temporary impairment loss on the GNPI common stock has occurred due to declines in fair value or other market conditions. The periodic assessment is based on several criteria including volatility of market share prices of GNPI common stock, intent of the Company to place the GNPI securities the Company owns, as well as operations, current business activities, transactions or other trends related to GNPI. There were no other-than-temporary impairment losses during the six months ended June 30, 2008.

Preferred stock.

The Company’s investment in preferred stock is held through a Wells Fargo Investment brokerage account for Auction-Rate Securities. Until early 2008, these Auction-Rate Securities were fully liquid via auctions held every seven days. However, during early 2008, Wells Fargo Investment notified the Company that these Auction-Rate Securities were no longer liquid, but were subject to partial calls or redemptions via a lottery system conducted by the Depository Trust Company. Due to the uncertainty of redeeming these securities, the Company arranged with Wells Fargo & Company (“Wells Fargo”) to borrow 90% of the total value of the investment in these Auction-Rate Securities. The Wells Fargo borrowing does not provide for a stated repayment date, but is repaid from Auction-Rate Securities that may become available for redemption from the Depository Trust Company lottery system. Any related interest expense from the Wells Fargo borrowing is offset by the interest income earned on the Auction-Rate Securities. At June 30, 2008, the Company has borrowed a total of $550,000 of the available $990,000. During August 2008, three shares of the Series A Federal Premier Municipal Income Fund preferred stock, in the amount of $75,000, were redeemed.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Other (Border Grill)

The value reported in the consolidated schedule of investments for the member shares of Border Grill totaling $3,724,000 is based on a fair value appraisal performed by an independent financial firm during early 2008.

Prior to January 1, 2007, the Company had received a return of all of its initial capital investment and the priority return required under the Border Grill operating agreement and now receives pro-rata distributions based on its 49% ownership. From April 2008 through the beginning of September 2008, the Border Grill Las Vegas Restaurant was partially and/or fully closed for remodeling and renovation. Pro-rata distributions are at the discretion of the equity partners, and except for a May 2008 distribution totaling $319,000, to date there have been no additional 2008 distributions.

Cash.

At June 30, 2008, the Company’s cash balance primarily includes money market funds with 30-day to annual interest yield rates varying from .6% to 2.569%.

The Company is subject to concentrations of credit risk associated with cash and cash equivalents. The Company places cash and/or cash and cash equivalents with financial institutions with investment grade credit ratings. The Company is exposed to minimal market risks as its investment policy allows only short-term, highly-rated securities. The financial institutions are FDIC insured on amounts up to $100,000. In aggregate, such insured limits are exceeded by $197,000 at June 30, 2008.

Receivable from investee.

At its discretion, from time-to-time the Company may make non-interest bearing advances to COD for mergers and acquisitions, working capital requirements, capital expenditures, etc. At June 30, 2008, such advances totaled $892,000 and are reported as a receivable from investee in the Company’s consolidated statement of assets and liabilities.

Concentrations.

As discussed above, a substantial portion of the Company’s receivables, other operating assets and activities are concentrated in Nevada, California and the East Coast of the United States. Accordingly, changes in the economies of these areas or the financial condition of the debtors could adversely affect the realizability of these assets or future operations.

The United States is engaged in a war on terrorism that is likely to continue to have far-reaching effects on the economic activity in the country for an indeterminable period. The long-term impact on the country and/or the economies of Nevada, California and the East Coast of the United States and the effect on the Company’s operating activities cannot be predicted at this time.

Other receivables and investment income.

Other receivables and investment income consists primarily of consulting, development, and structuring fees earned by Brownstone, LLC.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Stock-based compensation.

Based upon stock options outstanding at June 30, 2008, $15,000 in compensation expense is included in salaries and other compensation on the consolidated statement of operations. For the six months ended June 30, 2008 and the year ended December 31, 2007, the Company did not grant stock options to any employees, directors or third parties.

Legal defense costs.

The Company does not accrue for estimated future legal and related defense costs, if any, to be incurred in connection with outstanding or threatened litigation and other disputed matters but rather, records such as period costs when the services are rendered.

Income taxes.

The effective tax rate for the quarter ended June 30, 2008 was 0%. The primary reconciling item accounting for the difference between the statutory rate and the Company's effective tax rate was the change in valuation allowance expected to be needed at year-end for deferred tax assets originating during the year.

Note 2 - Other assets

Other assets consist of:

June 30, 2008

GoldTown Hotel and Casino Resort predevelopment costs	$1,482,000
Prepaid expenses	86,000
Fixed assets, net of accumulated depreciation	1,565,000
Other	9,000

$3,142,000

Prepaid expenses primarily include premiums for general business, directors and officers liability and employee insurances.

On January 3, 2008, the Company purchased a 4,045 square foot ‘grey-shell’ building in Las Vegas, Nevada for use as the corporate office. The total purchase price of $1,415,000 includes primarily the building cost, an undivided interest as a tenant-in-common for the building site and tenant improvements. The building improvements were completed during July 2008.

The Company financed the purchase of the building and the tenant improvements with SouthwestUSA Bank (“SouthwestUSA”). Jeanne Hood, a director of the Company, is a director of SouthwestUSA. At the close, the Company entered into a variable rate line of credit with SouthwestUSA in the principal amount of $1,132,000 with a floating rate of 1.0% above the Federal prime rate index (which was 6.0% at June 30, 2008). The line of credit provides for interest-only monthly payments beginning January 28, 2008 through the maturity date of December 28, 2008.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Depreciation for financial reporting purposes is determined on a straight-line basis primarily over three to seven years for office or computer equipment and furniture and fixtures and over fifteen years for the building. Accumulated depreciation and depreciation expense as of and for the six months ended June 30, 2008 totaled $97,000 and $3,000, respectively.

Note 3 - Commitments and contingencies

Operating lease commitments. On September 30, 2007, the Company’s lease agreement for its corporate office space located in Las Vegas, Nevada expired and converted to a month-to-month lease. During January 2008, the Company executed an amendment to the original lease providing for an extension of the lease term from January 1, 2008 through May 31, 2008. Except for the extension of the lease term, all other existing lease terms including a monthly base rental amount of $3,000 and payment of taxes, insurance, maintenance and other expenses related to the leased property are unchanged from the original lease agreement.

The lease obligations for the two offices utilized by former subsidiaries of the Company located in Santa Monica, California (“1819 Colorado” and “1823 Colorado”) and executive (“20th Floor”) and operations offices (“17th Floor”) located in New York, New York were assumed by the Company in connection with the March 21, 2005 disposition of the former subsidiaries.

Effective December 17, 2007 and April 10, 2008, the Company was released from any future obligations incurred from the 1819 Colorado and the 1823 Colorado office leases, respectively, due to the execution of new master leases between unaffiliated third parties and the landlord.

The lease obligations for the 17th Floor and the 20th Floor expired on June 30, 2008.

Off-balance-sheet financing arrangements. At June 30, 2008, the Company has an outstanding contingent liability totaling $1,269,000 for the Company’s guarantee of the COD lines of credit.

Per the Amendment for the consideration of the September 14, 2007 acquisition of the CODGI business, COD delivered to Mr. Woloshin an Amended Contingent Promissory Note in the amount of $1,200,000. The Amended Contingent Promissory Note is subordinate to the rights of the senior debtor holding the COD lines of credit and the Company.

Border Grill guaranty. On May 1, 2007, the Border Grill signed a lease extension through June 2021 with a Las Vegas “Strip” property, the Mandalay Bay Resort and Casino (owned by MGM/Mirage). The extension was conditioned upon a minimum $2,000,000 expansion and refurbishment.

During November 2007, the Border Grill entered into a commitment letter with a bank for a non-revolving line of credit in the in the amount of $2,500,000 for the expansion and refurbishment of the Border Grill Las Vegas Restaurant. The terms of the line of credit include a conversion feature to a seven-year term loan (the “Term Loan”) at an annual fixed interest rate of 7.375%. The Term Loan is collateralized by all the assets of the Border Grill Las Vegas Restaurant including fixtures and equipment, inventory, accounts receivable and general intangibles.

Under the terms of the commitment letter, the Term Loan is subject to certain financial reporting covenants and is conditioned upon the Company and TT&T providing joint and several guaranties (the “Guaranty”) in the event of a default in payment by Border Grill. In the event that the Company and TT&T are required to make any payments pursuant to the Guaranty, such payments shall be in proportion to the member’s respective 49% and 51% equity ownership in Border Grill. The Company and TT&T have provided reciprocal pledges of a first priority security interest in each member’s equity ownership interest and rights to receive distributions, profits or capital from the Border Grill if the Company and/or TT&T are unable to meet the Guaranty payment requirements.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

The expansion and remodeling project of the Border Grill Las Vegas Restaurant was completed during early-September 2008.

Litigation and claims. In the ordinary course of business, the Company may be involved in legal proceedings regarding contractual and employment relationships, trademark or patent rights, and a variety of other matters. Contingent liabilities are recorded when it is probable that a liability has been incurred and the amount of the loss can reasonably be estimated. The Company discloses contingent liabilities when there is a reasonable possibility that the ultimate loss will materially exceed the recorded liability. Estimating probable losses requires analysis of multiple factors, in some cases including judgments about potential actions of third party claimants and courts. Therefore, actual losses in any future period are inherently uncertain. Currently, the Company believes that there are no pending legal proceedings or claims, in the ordinary course of business that will have a material impact on the Company’s financial position or results of operations and, accordingly, has not recorded estimated minimum losses in connection with these matters. However, if actual or estimated probable future losses exceed the recorded liability for such claims, additional charges may be recorded as other expense in the Company’s consolidated statement of operations during the period in which the actual loss or change in estimate occurs.

Note 4 - Related party transactions

For serving on the Board of Directors of the Company, the Company’s current non-employee directors were paid $40,000 for the six months ended June 30, 2008.

See also “Note 2 - Other Assets.”

Note 5 - Employee benefit plans

2004 Employee Stock Purchase Plan. In June 2004, the Company’s shareholders approved the 2004 Employee Stock Purchase Plan (“Stock Purchase Plan”). Under the Stock Purchase Plan, eligible employees, may in the aggregate, purchase up to 1,500,000 shares of common stock at semi-annual intervals through periodic payroll deductions. Purchases are limited to a maximum value of $25,000 per calendar year based on the Internal Revenue Code Section 423 limitation. At the discretion of the Company’s Compensation Committee, the Stock Purchase Plan may be opened for shares to be purchased on July 1 and January 1 of each year until termination of the plan on December 31, 2009. The purchase price is 85% of the lower of (i) the fair market value of the common stock on the participant’s entry date into the offering period, or (ii) the fair market value on the semi-annual purchase date. To date, the Compensation Committee has not opened the Stock Purchase Plan.

Retirement plan. Company employees meeting certain eligibility requirements may participate in a simplified employee pension plan. Employer contributions to this plan are made on a discretionary basis and were $74,000 for the six months ended June 30, 2008.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 6 - Financial highlights
	Six Months Ended June 30, 2008	Year ended December 31, 2007	From March 21, through December 31, 2006

Per share operating performance (for a share of capital stock outstanding throughout the period):
Net asset value, beginning of period	$2.47	$2.22	$2.22
Gain (loss) from investment operations --
Net investment loss	(0.15)	(0.11)	(0.33)
Net realized gain on investments	0.05	0.03	0.13
Net unrealized depreciation on investments	(0.27)	0.33	0.20

Net asset value, at end of period	$2.10	$2.47	$2.22

Total investment return	-14.9%	11.2%	0.0%
Market value, at end of period	$1.21	$1.50	$1.15

Supplemental data:
Net assets, end of period	$14,103,000	$16,625,000	$12,723,000
Ratio to average net assets --
Expenses	15.76%	17.28%	21.57%
Net investment loss	4.43%	4.86%	20.08%
Average amount of borrowings outstanding during the period	$1,529,000	$743,000	$523,000
Weighted average number of shares outstanding during the period	6,729,107	6,020,774	5,729,107
Average amount of debt per share	$0.31	$0.14	$0.09
Portfolio turnover rate	0.00%	0.00%	0.00%

The total investment return calculation has not been annualized for March 21, through December 31, 2006.

The ratio to average net assets calculations for expenses and net investment loss have been annualized for March 21, through December 31, 2006.

For all presented periods, there were no investment advisory fee waivers or operating expense subsidies that would impact the ratio to average net assets-expenses calculation.

Item 2.	Code of Ethics.

Item 2 information is only required in an annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Item 3 information is only required in an annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item 4 information is only required in an annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

Item 5 information is only required in an annual report on Form N-CSR.

Item 6.	Schedule of Investments.

See “Item 1. Report to Stockholders” for the consolidated schedule of investments as of June 30, 2008.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item 7 information is only required in an annual report on Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Item 8 information is only required in an annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Item 9 information is only required in an annual report on Form N-CSR.

Item 10.	Submission of Matters to a Vote of Security Holders.

Item 10 information is only required in an annual report on Form N-CSR.

Item 11.	Controls and Procedures.

Pursuant to Rule 30a-3(b) of the Act an evaluation was performed, as of June 30, 2008, under the supervision and with the participation of the Company’s management, including its President and Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as defined in Rules 30a-3(c) under the Act. Based on such evaluation, the Company’s management concluded that the Company’s disclosure controls and procedures were effective to ensure that information the Company is required to disclose Form N-CSR are recorded, processed, summarized and reported, and that such information is accumulated and communicated to the Company’s management, including the President and Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

There has been no significant change in the Company’s internal controls over financial reporting that occurred during the six months ended June 30, 2008 that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

As discussed previously, on September 14, 2007, the Company acquired all of the outstanding common stock of CODGI and began operating COD as of September 15, 2007. Per Regulation S-X, rule 6-03(c)(1), the Company excludes the accounts of COD in reporting its consolidated financial statements. However, although COD is not consolidated for financial statement reporting purposes, as a wholly-owned subsidiary of the Company, we are evaluating and intend to adjust the internal controls and procedures of COD to conform with the disclosure controls and procedures of the Company.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2).1	Certification of Ronald J. Tassinari pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.*

(a)(2).2	Certification of Anna M. Morrison pursuant to Rule 30a-2(a) under the Investment Company Act of 1940*

(a)(3)	Not applicable.

(b)	Certification of Ronald J. Tassinari and Anna M. Morrison pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 *

__________________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Vantage Companies

By:    /s/ Ronald J. Tassinari
Ronald J. Tassinari
President and Chief Executive Officer

Date:	September 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

American Vantage Companies

By:    /s/ Ronald J. Tassinari
Ronald J. Tassinari
President and Chief Executive Officer

Date:	September 12, 2008

By:    /s/ Anna M. Morrison
Anna M. Morrison
Chief Financial Officer

Date:	September 12, 2008